Exhibit 99.2

Wessex House, 4th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
John D. Vollaro
Executive Vice President and
Chief Financial Officer

Financial Supplement

Financial Information

as of September 30, 2008 (unaudited)

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results — Quarter and Year-to-Date	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Other
	a.	Comments on Regulation G	14
	b.	Operating Income Reconciliation	15
	c.	Annualized Operating Return on Average Common Equity	16
	d.	Capital Structure	17

All financial information contained herein is unaudited, except for the consolidated balance sheet as of December 31, 2007 and the consolidated statement of income, changes in shareholders’ equity, comprehensive income, and cash flows for the year ended December 31, 2007.

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2008	2007	Change	2008	2007	Change

Gross premiums written	$903,533	$999,159	(9.6)%	$2,843,611	$3,311,983	(14.1)%

Net premiums written	$692,692	$694,630	(0.3)%	$2,190,152	$2,324,270	(5.8)%

Net premiums earned	$733,031	$735,529	(0.3)%	$2,146,940	$2,232,434	(3.8)%

Underwriting income	$(38,516)	$112,319	(134.3)%	$151,260	$357,212	(57.7)%

Net investment income	$117,022	$118,464	(1.2)%	$356,335	$342,434	4.1%
Per diluted share	$1.86	$1.64	13.8%	$5.44	$4.58	18.7%

Net income available to common shareholders	$26,390	$199,745	(86.8)%	$408,094	$597,690	(31.7)%
Per diluted share	$0.42	$2.76	(84.8)%	$6.23	$8.00	(22.1)%

After-tax operating income available to common shareholders (1)	$64,094	$214,582	(70.1)%	$451,452	$624,938	(27.8)%
Per diluted share	$1.02	$2.96	(65.6)%	$6.89	$8.36	(17.6)%

Comprehensive (loss) income	$(250,468)	$316,222	(179.2)%	$(25,039)	$670,631	(103.7)%

Cash flow from operations	$382,189	$426,583	(10.4)%	$972,997	$1,103,586	(11.8)%

Weighted average common shares and common share equivalents outstanding	62,830,910	72,378,940	(13.2)%	65,530,570	74,734,343	(12.3)%

Underwriting ratios:
Loss ratio	74.9%	54.7%	20.2%	63.2%	55.9%	7.3%
Acquisition expense ratio	18.1%	17.8%	0.3%	17.0%	16.4%	0.6%
Other operating expense ratio	12.3%	12.3%	0.0%	12.7%	11.8%	0.9%
Combined ratio	105.3%	84.8%	20.5%	92.9%	84.1%	8.8%

Annualized operating return on average common equity	7.6%	24.8%	(17.2)%	17.4%	24.5%	(7.1)%

(1) See page 14, Comments on Regulation G.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended							Nine Months Ended		Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
	2008	2008	2008	2007	2007	2007	2007	2008	2007	2007

Revenues
Gross premiums written	$903,533	$886,926	$1,053,152	$828,160	$999,159	$1,102,210	$1,210,614	$2,843,611	$3,311,983	$4,140,143

Net premiums written	$692,692	$686,118	$811,342	$577,666	$694,630	$757,895	$871,745	$2,190,152	$2,324,270	$2,901,936
Decrease (increase) in unearned premiums	40,339	19,557	(103,108)	134,550	40,899	(6,483)	(126,252)	(43,212)	(91,836)	42,714
Net premiums earned	733,031	705,675	708,234	712,216	735,529	751,412	745,493	2,146,940	2,232,434	2,944,650
Net investment income	117,022	117,120	122,193	120,807	118,464	113,923	110,047	356,335	342,434	463,241
Net realized gains (losses)	(105,534)	(12,669)	35,975	18,732	14,147	(3,757)	(981)	(82,228)	9,409	28,141
Fee income	944	1,238	1,068	1,866	1,610	2,091	1,969	3,250	5,670	7,536
Equity in net income (loss) of investment funds accounted for using the equity method	(1,731)	19,583	(22,313)	(906)	(5,283)	3,376	2,642	(4,461)	735	(171)
Other income	3,067	4,968	4,036	5,483	2,696	265	604	12,071	3,565	9,048
Total revenues	746,799	835,915	849,193	858,198	867,163	867,310	859,774	2,431,907	2,594,247	3,452,445

Expenses
Losses and loss adjustment expenses	548,886	404,625	404,417	395,751	402,695	425,663	420,061	1,357,928	1,248,419	1,644,170
Acquisition expenses	133,413	119,226	114,639	111,702	131,424	117,277	120,128	367,278	368,829	480,531
Other operating expenses	95,652	102,578	97,187	101,275	95,545	100,505	90,813	295,417	286,863	388,138
Interest expense	6,241	5,788	5,524	5,523	5,524	5,523	5,523	17,553	16,570	22,093
Net foreign exchange (gains) losses	(68,395)	(298)	23,587	4,121	23,656	6,450	9,742	(45,106)	39,848	43,969
Total expenses	715,797	631,919	645,354	618,372	658,844	655,418	646,267	1,993,070	1,960,529	2,578,901

Income before income taxes	31,002	203,996	203,839	239,826	208,319	211,892	213,507	438,837	633,718	873,544

Income tax expense (benefit)	(1,849)	5,253	7,956	(1,044)	2,113	6,037	8,495	11,360	16,645	15,601

Net Income	32,851	198,743	195,883	240,870	206,206	205,855	205,012	427,477	617,073	857,943

Preferred dividends	6,461	6,461	6,461	6,461	6,461	6,461	6,461	19,383	19,383	25,844

Net income available to common shareholders	$26,390	$192,282	$189,422	$234,409	$199,745	$199,394	$198,551	$408,094	$597,690	$832,099

Net income per common share
Basic	$0.44	$3.05	$2.90	$3.44	$2.87	$2.75	$2.69	$6.50	$8.30	$11.72
Diluted	$0.42	$2.92	$2.78	$3.31	$2.76	$2.65	$2.59	$6.23	$8.00	$11.28

Weighted average common shares and common share equivalents outstanding
Basic	60,109,932	62,995,550	65,295,516	68,074,208	69,561,789	72,494,823	73,931,996	62,790,514	71,980,194	70,995,672
Diluted	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	75,254,846	76,640,686	65,530,570	74,734,343	73,762,419

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2008	2008	2007	2007	2007	2007
Assets
Investments:
Fixed maturities available for sale, at fair value	$7,544,831	$7,746,296	$7,591,695	$7,137,998	$7,342,238	$6,923,478	$6,963,359
Short-term investments available for sale, at fair value	863,783	645,587	631,285	699,036	1,315,903	1,114,485	796,682
Investment of funds received under securities lending agreements, at fair value	933,797	918,207	1,228,868	1,503,723	920,306	1,114,959	1,160,098
Other investments	142,146	295,638	316,252	353,694	280,241	273,830	268,724
Investment funds accounted for using the equity method	384,139	351,879	294,379	235,975	216,917	188,005	153,663
Investment in joint venture	98,951	100,000	—	—	—	—	—
Total investments	9,967,647	10,057,607	10,062,479	9,930,426	10,075,605	9,614,757	9,342,526

Cash	239,097	246,544	258,680	239,915	250,804	245,143	225,249
Accrued investment income	82,218	76,313	73,686	73,862	70,697	71,064	68,012
Fixed maturities and short-term investments pledged under securities lending agreements, at fair value	905,546	890,822	1,190,086	1,463,045	884,375	1,085,757	1,120,957
Premiums receivable	738,694	859,261	880,946	729,628	902,987	1,041,921	954,168
Unpaid losses and loss adjustment expenses recoverable	1,656,848	1,586,201	1,652,117	1,609,619	1,581,909	1,545,820	1,537,176
Paid losses and loss adjustment expenses recoverable	105,491	113,439	110,962	132,289	132,039	131,441	120,883
Prepaid reinsurance premiums	335,210	364,226	419,046	480,462	541,529	544,137	501,287
Deferred income tax assets, net	72,118	66,944	55,645	57,051	64,474	70,688	64,271
Deferred acquisition costs, net	310,916	319,732	311,364	290,059	301,974	309,651	314,686
Receivable for securities sold	1,099,000	1,053,379	671,354	17,359	82,383	54,954	164,124
Other assets	618,017	647,034	668,110	600,552	575,226	578,435	548,532
Total Assets	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002	$15,293,768	$14,961,871

Liabilities
Reserve for losses and loss adjustment expenses	$7,569,543	$7,349,083	$7,319,141	$7,092,452	$6,949,449	$6,782,433	$6,595,820
Unearned premiums	1,653,855	1,735,371	1,810,324	1,765,881	1,960,228	2,001,736	1,950,264
Reinsurance balances payable	214,550	254,830	322,280	301,309	336,134	382,488	393,658
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	—	—	—	—	—
Securities lending payable	950,327	918,207	1,228,868	1,503,723	920,306	1,114,959	1,160,098
Payable for securities purchased	1,138,117	1,064,224	710,994	23,155	515,218	434,624	216,381
Other liabilities	687,700	673,554	658,324	601,936	607,872	573,461	562,302
Total Liabilities	12,614,092	12,395,269	12,349,931	11,588,456	11,589,207	11,589,701	11,178,523

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	130	130	130	130	130	130	130
Common shares	602	619	646	673	691	713	737
Additional paid-in capital	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,910,125
Retained earnings	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569
Accumulated other comprehensive (loss) income, net of deferred income tax	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787
Total Shareholders’ Equity	3,516,710	3,886,233	4,004,544	4,035,811	3,874,795	3,704,067	3,783,348
Total Liabilities and Shareholders’ Equity	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002	$15,293,768	$14,961,871

Common shares outstanding (1)	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795	71,273,285	73,746,726

Book value per common share	$53.04	$57.49	$56.92	$55.12	$51.34	$47.41	$46.89

(1) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended							Nine Months Ended		Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
	2008	2008	2008	2007	2007	2007	2007	2008	2007	2007

Non-Cumulative Preferred Shares
Balance at beginning and end of period	$130	$130	$130	$130	$130	$130	$130	$130	$130	$130

Common Shares
Balance at beginning of period	619	646	673	691	713	737	743	673	743	743
Common shares issued, net	1	2	0	2	0	5	1	3	6	8
Purchases of common shares under share repurchase program	(18)	(29)	(27)	(20)	(22)	(29)	(7)	(74)	(58)	(78)
Balance at end of period	602	619	646	673	691	713	737	602	691	673

Additional Paid-in Capital
Balance at beginning of period	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,910,125	1,944,304	1,451,667	1,944,304	1,944,304
Common shares issued	0	3,511	0	2,172	0	296	109	3,511	405	2,577
Exercise of stock options	4,146	5,324	3,749	3,505	1,721	6,376	6,997	13,219	15,094	18,599
Common shares retired	(123,510)	(201,498)	(190,278)	(136,357)	(145,865)	(210,871)	(46,291)	(515,286)	(403,027)	(539,384)
Amortization of share-based compensation	6,792	12,911	4,600	5,053	5,095	10,151	4,306	24,303	19,552	24,605
Other	(5)	(433)	83	10	38	218	700	(355)	956	966
Balance at end of period	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,910,125	977,059	1,577,284	1,451,667

Retained Earnings
Balance at beginning of period	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569	1,593,907	2,428,117	1,593,907	1,593,907
Adjustment to adopt SFAS No. 155 (1)	—	—	—	—	—	—	2,111	—	2,111	2,111
Balance at beginning of period, as adjusted	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569	1,596,018	2,428,117	1,596,018	1,596,018
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)	(25,844)
Net income	32,851	198,743	195,883	240,870	206,206	205,855	205,012	427,477	617,073	857,943
Balance at end of period	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569	2,836,211	2,193,708	2,428,117

Accumulated Other Comprehensive (Loss) Income
Balance at beginning of period	(13,973)	116,408	155,224	102,982	(7,034)	77,787	51,535	155,224	51,535	51,535
Adjustment to adopt SFAS No. 155 (1)	—	—	—	—	—	—	(2,111)	—	(2,111)	(2,111)
Balance at beginning of period, as adjusted	(13,973)	116,408	155,224	102,982	(7,034)	77,787	49,424	155,224	49,424	49,424
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	(271,231)	(131,446)	(37,577)	54,354	105,816	(88,100)	20,587	(440,254)	38,303	92,657
Foreign currency translation adjustments, net of deferred income tax	(12,088)	1,065	(1,239)	(2,112)	4,200	3,279	7,776	(12,262)	15,255	13,143
Balance at end of period	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787	(297,292)	102,982	155,224

Total Shareholders’ Equity	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795	$3,704,067	$3,783,348	$3,516,710	$3,874,795	$4,035,811

(1) SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.”

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended							Nine Months Ended		Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
	2008	2008	2008	2007	2007	2007	2007	2008	2007	2007

Comprehensive Income
Net income	$32,851	$198,743	$195,883	$240,870	$206,206	$205,855	$205,012	$427,477	$617,073	$857,943
Other comprehensive income (loss), net of deferred income tax
Unrealized holding (losses) gains arising during period	(386,052)	(139,831)	12,707	80,187	127,082	(94,500)	22,014	(513,176)	54,596	134,783
Reclassification of net realized losses (gains), net of income taxes, included in net income	114,821	8,385	(50,284)	(25,833)	(21,266)	6,400	(1,427)	72,922	(16,293)	(42,126)
Foreign currency translation adjustments	(12,088)	1,065	(1,239)	(2,112)	4,200	3,279	7,776	(12,262)	15,255	13,143
Other comprehensive (loss) income	(283,319)	(130,381)	(38,816)	52,242	110,016	(84,821)	28,363	(452,516)	53,558	105,800
Comprehensive (Loss) Income	$(250,468)	$68,362	$157,067	$293,112	$316,222	$121,034	$233,375	$(25,039)	$670,631	$963,743

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended							Nine Months Ended		Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
	2008	2008	2008	2007	2007	2007	2007	2008	2007	2007

Operating Activities
Net income	$32,851	$198,743	$195,883	$240,870	$206,206	$205,855	$205,012	$427,477	$617,073	$857,943
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized losses (gains)	106,449	13,704	(33,791)	(18,732)	(14,034)	3,757	1,097	86,362	(9,180)	(27,912)
Equity in net (income) loss of investment funds accounted for using the equity method and other income	(1,336)	(24,286)	18,277	(4,577)	2,587	(3,641)	(3,246)	(7,345)	(4,300)	(8,877)
Share-based compensation	6,792	12,911	4,600	5,053	5,095	10,151	4,306	24,303	19,552	24,605
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	153,860	95,859	182,498	114,883	129,814	177,331	147,462	432,217	454,607	569,490
Unearned premiums, net of prepaid reinsurance premiums	(51,494)	(20,133)	105,497	(133,360)	(38,940)	8,418	127,107	33,870	96,585	(36,775)
Premiums receivable	115,653	21,679	(148,197)	174,098	140,753	(86,730)	(203,707)	(10,865)	(149,684)	24,414
Deferred acquisition costs, net	9,229	(8,491)	(21,319)	11,940	7,759	4,998	(23,700)	(20,581)	(10,943)	997
Reinsurance balances payable	(36,563)	(67,451)	19,677	(35,429)	(47,758)	(12,244)	91,498	(84,337)	31,496	(3,933)
Other liabilities	2,140	7,791	40,490	(4,721)	28,945	441	1,296	50,421	30,682	25,961
Other items, net	44,608	25,937	(29,070)	(17,155)	6,156	(34,464)	56,006	41,475	27,698	10,543
Net Cash Provided By Operating Activities	382,189	256,263	334,545	332,870	426,583	273,872	403,131	972,997	1,103,586	1,436,456

Investing Activities
Purchases of fixed maturity investments	(4,184,587)	(3,737,610)	(3,772,652)	(6,103,826)	(5,417,802)	(3,885,436)	(5,047,868)	(11,694,849)	(14,351,106)	(20,454,932)
Proceeds from sales of fixed maturity investments	3,970,441	3,521,141	3,523,338	5,280,324	5,231,766	4,080,733	4,326,607	11,014,920	13,639,106	18,919,430
Proceeds from redemptions and maturities of fixed maturity investments	127,312	180,437	136,932	149,535	188,665	121,863	183,984	444,681	494,512	644,047
Purchases of other investments	(38,036)	(40,837)	(146,815)	(313,388)	(43,870)	(33,379)	(151,978)	(225,688)	(229,227)	(542,615)
Proceeds from sales of other investments	146,388	24,098	65,226	141,697	20	7,555	54,754	235,712	62,329	204,026
Investment in joint venture	—	(100,000)	—	—	—	—	—	(100,000)	—	—
Net (purchases) sales of short-term investments	(280,724)	(13,462)	74,201	653,433	(226,906)	(329,880)	188,663	(219,985)	(368,123)	285,310
Change in investment of securities lending collateral	(32,120)	310,661	274,855	(583,417)	194,653	45,139	(268,722)	553,396	(28,930)	(612,347)
Purchases of furniture, equipment and other	(1,772)	(1,939)	(3,045)	(15,391)	(3,607)	(4,860)	(4,138)	(6,756)	(12,605)	(27,996)
Net Cash Provided By (Used For) Investing Activities	(293,098)	142,489	152,040	(791,033)	(77,081)	1,735	(718,698)	1,431	(794,044)	(1,585,077)

Financing Activities
Purchases of common shares under share repurchase program	(123,377)	(199,910)	(189,843)	(136,361)	(145,732)	(210,498)	(44,475)	(513,130)	(400,705)	(537,066)
Proceeds from common shares issued, net	3,334	5,510	2,540	4,859	1,212	4,282	3,145	11,384	8,639	13,498
Revolving credit agreement borrowings	—	100,000	—	—	—	—	—	100,000	—	—
Change in securities lending collateral	32,120	(310,661)	(274,855)	583,417	(194,653)	(45,139)	268,722	(553,396)	28,930	612,347
Excess tax benefits from share-based compensation	502	616	660	634	324	1,610	2,355	1,778	4,289	4,923
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)	(25,844)
Net Cash Used For Financing Activities	(93,882)	(410,906)	(467,959)	446,088	(345,310)	(256,206)	223,286	(972,747)	(378,230)	67,858

Effects of exchange rate changes on foreign currency cash	(2,656)	18	139	1,186	1,469	493	513	(2,499)	2,475	3,661

(Decrease) increase in cash	(7,447)	(12,136)	18,765	(10,889)	5,661	19,894	(91,768)	(818)	(66,213)	(77,102)
Cash beginning of period	246,544	258,680	239,915	250,804	245,143	225,249	317,017	239,915	317,017	317,017
Cash end of period	$239,097	$246,544	$258,680	$239,915	$250,804	$245,143	$225,249	$239,097	$250,804	$239,915

Income taxes paid, net	$7,124	$2,723	$2,510	$746	$1,236	$1,285	$596	$12,357	$3,117	$3,863
Interest paid	$724	$11,259	$0	$11,025	$0	$11,025	$0	$11,983	$11,025	$22,050

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments – insurance and reinsurance – and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information.”

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Inter-segment insurance business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. The insurance segment consists of nine specialty product lines: casualty; construction and national accounts; executive assurance; healthcare; professional liability; programs; property, marine and aviation; surety; and other (consisting of collateral protection business, excess workers’ compensation and employers’ liability business and travel and accident business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance treaties. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other fee income, net of related expenses, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. In addition, results for corporate and other include dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended September 30, 2008 and 2007

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	September 30, 2008			September 30, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross premiums written (1)	$678,338	$228,593	$903,533	$722,688	$286,272	$999,159
Net premiums written	466,115	226,577	692,692	460,019	234,611	694,630

Net premiums earned	$441,049	$291,982	$733,031	$429,584	$305,945	$735,529
Fee income	872	72	944	1,036	574	1,610
Losses and loss adjustment expenses	(337,456)	(211,430)	(548,886)	(273,896)	(128,799)	(402,695)
Acquisition expenses, net	(62,752)	(70,661)	(133,413)	(52,880)	(78,544)	(131,424)
Other operating expenses	(71,861)	(18,331)	(90,192)	(68,548)	(22,153)	(90,701)
Underwriting income	$(30,148)	$(8,368)	(38,516)	$35,296	$77,023	112,319

Net investment income			117,022			118,464
Net realized gains (losses)			(105,534)			14,147
Equity in net income (loss) of investment funds accounted for using the equity method			(1,731)			(5,283)
Other income			3,067			2,696
Other expenses			(5,460)			(4,844)
Interest expense			(6,241)			(5,524)
Net foreign exchange gains (losses)			68,395			(23,656)
Income before income taxes			31,002			208,319
Income tax benefit (expense)			1,849			(2,113)

Net income			32,851			206,206
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$26,390			$199,745

Underwriting Ratios
Loss ratio	76.5%	72.4%	74.9%	63.8%	42.1%	54.7%
Acquisition expense ratio (2)	14.0%	24.2%	18.1%	12.1%	25.7%	17.8%
Other operating expense ratio	16.3%	6.3%	12.3%	16.0%	7.2%	12.3%
Combined ratio	106.8%	102.9%	105.3%	91.9%	75.0%	84.8%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Nine Months Ended September 30, 2008 and 2007

(U.S. dollars in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2008			September 30, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross premiums written (1)	$1,926,349	$935,738	$2,843,611	$2,068,623	$1,272,274	$3,311,983
Net premiums written	1,290,380	899,772	2,190,152	1,340,191	984,079	2,324,270

Net premiums earned	$1,276,734	$870,206	$2,146,940	$1,275,991	$956,443	$2,232,434
Fee income	2,634	616	3,250	3,737	1,933	5,670
Losses and loss adjustment expenses	(887,392)	(470,536)	(1,357,928)	(805,876)	(442,543)	(1,248,419)
Acquisition expenses, net	(170,041)	(197,237)	(367,278)	(147,107)	(221,722)	(368,829)
Other operating expenses	(217,064)	(56,660)	(273,724)	(207,711)	(55,933)	(263,644)
Underwriting income	$4,871	$146,389	151,260	$119,034	$238,178	357,212

Net investment income			356,335			342,434
Net realized gains (losses)			(82,228)			9,409
Equity in net income (loss) of investment funds accounted for using the equity method			(4,461)			735
Other income			12,071			3,565
Other expenses			(21,693)			(23,219)
Interest expense			(17,553)			(16,570)
Net foreign exchange gains (losses)			45,106			(39,848)
Income before income taxes			438,837			633,718
Income tax expense			(11,360)			(16,645)

Net income			427,477			617,073
Preferred dividends			(19,383)			(19,383)
Net income available to common shareholders			$408,094			$597,690

Underwriting Ratios
Loss ratio	69.5%	54.1%	63.2%	63.2%	46.3%	55.9%
Acquisition expense ratio (2)	13.1%	22.7%	17.0%	11.3%	23.2%	16.4%
Other operating expense ratio	17.0%	6.5%	12.7%	16.3%	5.8%	11.8%
Combined ratio	99.6%	83.3%	92.9%	90.8%	75.3%	84.1%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2008		2007		2008		2007
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Net premiums written
Property, marine and aviation	$91,461	19.6%	$85,178	18.5%	$278,372	21.6%	$274,177	20.5%
Programs	78,045	16.7%	67,792	14.7%	205,830	16.0%	185,269	13.8%
Construction and national accounts	66,161	14.2%	54,543	11.9%	193,124	15.0%	170,540	12.7%
Professional liability	70,778	15.2%	80,708	17.5%	188,442	14.6%	203,647	15.2%
Executive assurance	53,665	11.5%	46,845	10.2%	139,574	10.8%	138,840	10.4%
Casualty	28,456	6.1%	46,392	10.1%	88,160	6.8%	147,292	11.0%
Healthcare	11,411	2.4%	15,952	3.5%	33,435	2.6%	49,865	3.7%
Surety	16,599	3.6%	13,233	2.9%	37,672	2.9%	44,948	3.4%
Other (1)	49,539	10.6%	49,376	10.7%	125,771	9.7%	125,613	9.4%
Total	$466,115	100.0%	$460,019	100.0%	$1,290,380	100.0%	$1,340,191	100.0%

Net premiums earned
Property, marine and aviation	$88,903	20.2%	$81,233	18.9%	$257,191	20.1%	$255,303	20.0%
Programs	71,576	16.2%	59,518	13.9%	190,648	14.9%	172,763	13.5%
Construction and national accounts	65,710	14.9%	55,463	12.9%	180,991	14.2%	154,403	12.1%
Professional liability	62,987	14.3%	67,256	15.7%	197,997	15.5%	200,944	15.7%
Executive assurance	47,237	10.7%	46,481	10.8%	136,141	10.7%	139,267	10.9%
Casualty	37,351	8.5%	50,248	11.7%	117,949	9.2%	154,481	12.1%
Healthcare	12,292	2.8%	16,249	3.8%	38,874	3.0%	53,200	4.2%
Surety	13,891	3.1%	16,597	3.9%	39,447	3.1%	52,323	4.1%
Other (1)	41,102	9.3%	36,539	8.5%	117,496	9.2%	93,307	7.3%
Total	$441,049	100.0%	$429,584	100.0%	$1,276,734	100.0%	$1,275,991	100.0%

Net premiums written by client location
United States	$348,306	74.7%	$356,246	77.4%	$957,715	74.2%	$1,037,984	77.5%
Europe	57,155	12.3%	57,686	12.5%	200,112	15.5%	193,589	14.4%
Other	60,654	13.0%	46,087	10.0%	132,553	10.3%	108,618	8.1%
Total	$466,115	100.0%	$460,019	100.0%	$1,290,380	100.0%	$1,340,191	100.0%

Net premiums written by underwriting location
United States	354,002	75.9%	$353,703	76.9%	959,440	74.4%	$1,026,718	76.6%
Europe	97,548	20.9%	92,136	20.0%	279,413	21.7%	257,882	19.2%
Other	14,565	3.1%	14,180	3.1%	51,527	4.0%	55,591	4.1%
Total	$466,115	100.0%	$460,019	100.0%	$1,290,380	100.0%	$1,340,191	100.0%

(1) Includes excess workers’ compensation, employers liability business and travel and accident business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended							Nine Months Ended		Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
	2008	2008	2008	2007	2007	2007	2007	2008	2007	2007

Gross premiums written	$678,338	$621,663	$626,348	$591,679	$722,688	$684,725	$661,210	$1,926,349	$2,068,623	$2,660,302
Net premiums written	466,115	421,501	402,764	377,357	460,019	451,828	428,344	1,290,380	1,340,191	1,717,548

Net premiums earned	$441,049	$416,585	$419,100	$426,352	$429,584	$432,560	$413,847	$1,276,734	$1,275,991	$1,702,343
Fee income	872	880	882	1,326	1,036	1,276	1,425	2,634	3,737	5,063
Losses and loss adjustment expenses	(337,456)	(262,633)	(287,303)	(271,893)	(273,896)	(272,658)	(259,322)	(887,392)	(805,876)	(1,077,769)
Acquisition expenses, net	(62,752)	(55,400)	(51,889)	(54,596)	(52,880)	(47,532)	(46,695)	(170,041)	(147,107)	(201,703)
Other operating expenses	(71,861)	(71,566)	(73,637)	(68,677)	(68,548)	(70,269)	(68,894)	(217,064)	(207,711)	(276,388)
Underwriting income	$(30,148)	$27,866	$7,153	$32,512	$35,296	$43,377	$40,361	$4,871	$119,034	$151,546

Underwriting Ratios
Loss ratio	76.5%	63.0%	68.6%	63.8%	63.8%	63.0%	62.7%	69.5%	63.2%	63.3%
Acquisition expense ratio	14.0%	13.1%	12.2%	12.6%	12.1%	10.8%	11.1%	13.1%	11.3%	11.7%
Other operating expense ratio	16.3%	17.2%	17.6%	16.1%	16.0%	16.2%	16.6%	17.0%	16.3%	16.2%
Combined ratio	106.8%	93.3%	98.4%	92.5%	91.9%	90.0%	90.4%	99.6%	90.8%	91.2%

Net premiums written
Property, marine and aviation	$91,461	$89,674	$97,237	$54,790	$85,178	$104,226	$84,773	$278,372	$274,177	$328,967
Programs	78,045	73,202	54,583	50,524	67,792	59,154	58,323	205,830	185,269	235,793
Construction and national accounts	66,161	65,752	61,211	57,396	54,543	55,514	60,483	193,124	170,540	227,936
Professional liability	70,778	63,583	54,081	65,832	80,708	64,584	58,355	188,442	203,647	269,479
Executive assurance	53,665	43,740	42,169	46,511	46,845	47,904	44,091	139,574	138,840	185,351
Casualty	28,456	31,161	28,543	35,975	46,392	57,719	43,181	88,160	147,292	183,267
Healthcare	11,411	11,027	10,997	13,892	15,952	12,383	21,530	33,435	49,865	63,757
Surety	16,599	10,206	10,867	11,113	13,233	12,968	18,747	37,672	44,948	56,061
Other (1)	49,539	33,156	43,076	41,324	49,376	37,376	38,861	125,771	125,613	166,937
Total	$466,115	$421,501	$402,764	$377,357	$460,019	$451,828	$428,344	$1,290,380	$1,340,191	$1,717,548

Net premiums earned
Property, marine and aviation	$88,903	$83,830	$84,458	79,574	$81,233	$92,284	$81,786	$257,191	$255,303	$334,877
Programs	71,576	62,085	56,987	58,249	59,518	57,036	56,209	190,648	172,763	231,012
Construction and national accounts	65,710	58,166	57,115	58,601	55,463	50,965	47,975	180,991	154,403	213,004
Professional liability	62,987	66,200	68,810	67,281	67,256	65,804	67,884	197,997	200,944	268,225
Executive assurance	47,237	44,496	44,408	44,887	46,481	47,408	45,378	136,141	139,267	184,154
Casualty	37,351	38,292	42,306	47,458	50,248	52,673	51,560	117,949	154,481	201,939
Healthcare	12,292	13,137	13,445	15,256	16,249	17,107	19,844	38,874	53,200	68,456
Surety	13,891	12,057	13,499	14,874	16,597	16,597	19,129	39,447	52,323	67,197
Other (1)	41,102	38,322	38,072	40,172	36,539	32,686	24,082	117,496	93,307	133,479
Total	$441,049	$416,585	$419,100	$426,352	$429,584	$432,560	$413,847	$1,276,734	$1,275,991	$1,702,343

(1) Includes excess workers’ compensation, employers liability business and travel and accident business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2008		2007		2008		2007
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$82,497	36.4%	$103,718	44.2%	$275,458	30.6%	$358,300	36.4%
Property excluding property catastrophe (2)	56,105	24.8%	43,341	18.5%	237,775	26.4%	207,638	21.1%
Property catastrophe	44,591	19.7%	35,268	15.0%	203,612	22.6%	193,441	19.7%
Other specialty	24,013	10.6%	33,145	14.1%	120,386	13.4%	135,112	13.7%
Marine and aviation	18,727	8.3%	17,903	7.6%	58,866	6.5%	81,430	8.3%
Other	644	0.3%	1,236	0.5%	3,675	0.4%	8,158	0.8%
Total	$226,577	100.0%	$234,611	100.0%	$899,772	100.0%	$984,079	100.0%

Net premiums earned
Casualty (1)	$106,146	36.4%	$115,862	37.9%	$319,993	36.8%	$387,418	40.5%
Property excluding property catastrophe (2)	68,670	23.5%	62,699	20.5%	199,456	22.9%	200,475	21.0%
Property catastrophe	57,015	19.5%	53,703	17.6%	158,792	18.2%	126,545	13.2%
Other specialty	36,388	12.5%	49,232	16.1%	110,930	12.7%	153,856	16.1%
Marine and aviation	22,395	7.7%	21,889	7.2%	76,772	8.8%	78,532	8.2%
Other	1,368	0.5%	2,560	0.8%	4,263	0.5%	9,617	1.0%
Total	$291,982	100.0%	$305,945	100.0%	$870,206	100.0%	$956,443	100.0%

Net premiums written
Pro rata	$149,023	65.8%	$185,329	79.0%	$532,467	59.2%	$634,116	64.4%
Excess of loss	77,554	34.2%	49,282	21.0%	367,305	40.8%	349,963	35.6%
Total	$226,577	100.0%	$234,611	100.0%	$899,772	100.0%	$984,079	100.0%

Net premiums earned
Pro rata	$187,656	64.3%	$211,169	69.0%	$574,802	66.1%	$682,423	71.4%
Excess of loss	104,326	35.7%	94,776	31.0%	295,404	33.9%	274,020	28.6%
Total	$291,982	100.0%	$305,945	100.0%	$870,206	100.0%	$956,443	100.0%

Net premiums written by client location
United States	$125,650	55.5%	$129,079	55.0%	$495,935	55.1%	$589,526	59.9%
Europe	52,841	23.3%	43,481	18.5%	255,133	28.4%	205,529	20.9%
Bermuda	34,354	15.2%	49,028	20.9%	109,198	12.1%	147,720	15.0%
Other	13,732	6.1%	13,023	5.6%	39,506	4.4%	41,304	4.2%
Total	$226,577	100.0%	$234,611	100.0%	$899,772	100.0%	$984,079	100.0%

Net premiums written by underwriting location
Bermuda	$131,777	58.2%	$131,688	56.1%	$512,581	57.0%	$588,851	59.8%
U.S.	86,671	38.3%	100,208	42.7%	333,780	37.1%	380,085	38.6%
Other	8,129	3.6%	2,715	1.2%	53,411	5.9%	15,143	1.5%
Total	$226,577	100.0%	$234,611	100.0%	$899,772	100.0%	$984,079	100.0%

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended							Nine Months Ended		Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
	2008	2008	2008	2007	2007	2007	2007	2008	2007	2007

Gross premiums written	$228,593	$273,318	$433,827	$245,371	$286,272	$427,348	$558,654	$935,738	$1,272,274	$1,517,645
Net premiums written	226,577	264,617	408,578	200,309	234,611	306,067	443,401	899,772	984,079	1,184,388

Net premiums earned	$291,982	$289,090	$289,134	$285,864	$305,945	$318,852	$331,646	$870,206	$956,443	$1,242,307
Fee income	72	358	186	540	574	815	544	616	1,933	2,473
Losses and loss adjustment expenses	(211,430)	(141,992)	(117,114)	(123,858)	(128,799)	(153,005)	(160,739)	(470,536)	(442,543)	(566,401)
Acquisition expenses, net	(70,661)	(63,826)	(62,750)	(57,106)	(78,544)	(69,745)	(73,433)	(197,237)	(221,722)	(278,828)
Other operating expenses	(18,331)	(20,091)	(18,238)	(25,126)	(22,153)	(19,999)	(13,781)	(56,660)	(55,933)	(81,059)
Underwriting income	$(8,368)	$63,539	$91,218	$80,314	$77,023	$76,918	$84,237	$146,389	$238,178	$318,492

Underwriting Ratios
Loss ratio	72.4%	49.1%	40.5%	43.3%	42.1%	48.0%	48.5%	54.1%	46.3%	45.6%
Acquisition expense ratio	24.2%	22.1%	21.7%	20.0%	25.7%	21.9%	22.1%	22.7%	23.2%	22.4%
Other operating expense ratio	6.3%	6.9%	6.3%	8.8%	7.2%	6.3%	4.2%	6.5%	5.8%	6.5%
Combined ratio	102.9%	78.1%	68.5%	72.1%	75.0%	76.2%	74.8%	83.3%	75.3%	74.5%

Net premiums written
Casualty (1)	$82,497	$86,974	$105,987	$107,909	$103,718	$110,108	$144,474	$275,458	$358,300	$466,209
Property excluding property catastrophe (2)	56,105	85,748	95,922	40,729	43,341	69,351	94,946	237,775	207,638	248,367
Property catastrophe	44,591	52,797	106,224	8,762	35,268	77,514	80,659	203,612	193,441	202,203
Other specialty	24,013	20,693	75,680	13,664	33,145	27,971	73,996	120,386	135,112	148,776
Marine and aviation	18,727	17,975	22,164	29,156	17,903	19,812	43,715	58,866	81,430	110,586
Other	644	430	2,601	89	1,236	1,311	5,611	3,675	8,158	8,247
Total	$226,577	$264,617	$408,578	$200,309	$234,611	$306,067	$443,401	$899,772	$984,079	$1,184,388

Net premiums earned
Casualty (1)	$106,146	$106,199	$107,648	$118,160	$115,862	$131,114	$140,442	$319,993	$387,418	$505,578
Property excluding property catastrophe (2)	68,670	67,445	63,341	63,676	62,699	64,734	73,042	199,456	200,475	264,151
Property catastrophe	57,015	51,496	50,281	44,951	53,703	38,152	34,690	158,792	126,545	171,496
Other specialty	36,388	36,058	38,484	30,741	49,232	52,582	52,042	110,930	153,856	184,597
Marine and aviation	22,395	26,946	27,431	25,950	21,889	30,021	26,622	76,772	78,532	104,482
Other	1,368	946	1,949	2,386	2,560	2,249	4,808	4,263	9,617	12,003
Total	$291,982	$289,090	$289,134	$285,864	$305,945	$318,852	$331,646	$870,206	$956,443	$1,242,307

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic, and, under applicable GAAP accounting, losses on the Company’s investments can be realized as the result of other-than-temporary declines in value without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following is a reconciliation of after-tax operating income available to common shareholders to net income available to common shareholders along with related per common share results:

	Three Months Ended							Nine Months Ended		Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
	2008	2008	2008	2007	2007	2007	2007	2008	2007	2007

After-tax operating income available to common shareholders	$64,094	$185,375	$201,983	$221,520	$214,582	$205,626	$204,730	$451,452	$624,938	$846,458
Net realized gains (losses), net of tax	(104,418)	(12,868)	33,136	18,211	13,879	(2,791)	786	(84,150)	11,874	30,085
Equity in net income (loss) of investment funds using the equity method, net of tax	(1,731)	19,583	(22,313)	(906)	(5,283)	3,376	2,642	(4,461)	735	(171)
Net foreign exchange gains (losses), net of tax	68,445	192	(23,384)	(4,416)	(23,433)	(6,817)	(9,607)	45,253	(39,857)	(44,273)
Net income available to common shareholders	$26,390	$192,282	$189,422	$234,409	$199,745	$199,394	$198,551	$408,094	$597,690	$832,099

Diluted per common share results:
After-tax operating income available to common shareholders	$1.02	$2.82	$2.97	$3.12	$2.96	$2.73	$2.67	$6.89	$8.36	$11.47
Net realized gains (losses), net of tax	(1.66)	(0.20)	0.48	0.26	0.19	(0.04)	0.01	(1.28)	0.16	0.41
Equity in net income (loss) of investment funds using the equity method, net of tax	(0.03)	0.30	(0.33)	(0.01)	(0.07)	0.05	0.04	(0.07)	0.01	0.00
Net foreign exchange gains (losses), net of tax	1.09	0.00	(0.34)	(0.06)	(0.32)	(0.09)	(0.13)	0.69	(0.53)	(0.60)
Net income available to common shareholders	$0.42	$2.92	$2.78	$3.31	$2.76	$2.65	$2.59	$6.23	$8.00	$11.28

Weighted average common shares and common share equivalents outstanding – diluted	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	75,254,846	76,640,686	65,530,570	74,734,343	73,762,419

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following is a calculation of annualized operating income on average common equity:

	Three Months Ended							Nine Months Ended		Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
	2008	2008	2008	2007	2007	2007	2007	2008	2007	2007

After-tax operating income available to common shareholders	$64,094	$185,375	$201,983	$221,520	$214,582	$205,626	$204,730	$451,452	$624,938	$846,458
Annualized after-tax operating income available to common shareholders (a)	$256,376	$741,500	$807,932	$886,080	$858,328	$822,504	$818,920	$601,936	$833,251	$846,458

Beginning common shareholders’ equity	$3,561,233	$3,679,544	$3,710,811	$3,549,795	$3,379,067	$3,458,348	$3,265,619	$3,710,811	$3,265,619	$3,265,619
Ending common shareholders’ equity	3,191,710	3,561,233	3,679,544	3,710,811	3,549,795	3,379,067	3,458,348	3,191,710	3,549,795	3,710,811
Average common shareholders’ equity (b)	$3,376,472	$3,620,389	$3,695,178	$3,630,303	$3,464,431	$3,418,708	$3,361,984	$3,451,261	$3,407,707	$3,488,215

Annualized operating return on average common equity (a)/(b)	7.6%	20.5%	21.9%	24.4%	24.8%	24.1%	24.4%	17.4%	24.5%	24.3%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2008	2008	2007	2007	2007	2007
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	100,000	—	—	—	—	—
Total debt	$400,000	$400,000	$300,000	$300,000	$300,000	$300,000	$300,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%), liquidation preference	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%), liquidation preference	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	3,191,710	3,561,233	3,679,544	3,710,811	3,549,795	3,379,067	3,458,348
Total Shareholders’ Equity	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795	$3,704,067	$3,783,348

Total capital	$3,916,710	$4,286,233	$4,304,544	$4,335,811	$4,174,795	$4,004,067	$4,083,348

Common shares outstanding (1) (b)	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795	71,273,285	73,746,726

Book value per common share (a)/(b)	$53.04	$57.49	$56.92	$55.12	$51.34	$47.41	$46.89

Leverage ratios:
Senior notes/total capital	7.7%	7.0%	7.0%	6.9%	7.2%	7.5%	7.3%
Revolving credit agreement borrowings/total capital	2.6%	2.3%	0.0%	0.0%	0.0%	0.0%	0.0%
Debt/total capital	10.2%	9.3%	7.0%	6.9%	7.2%	7.5%	7.3%
Preferred/total capital	8.3%	7.6%	7.6%	7.5%	7.8%	8.1%	8.0%
Debt and preferred/total capital	18.5%	16.9%	14.5%	14.4%	15.0%	15.6%	15.3%

(1) Excludes the effects of stock options and restricted stock units outstanding.